Audentes Corporate Overview September 27, 2017 Exhibit 99.4

Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe” and similar expressions and variations thereof. Forward-looking statements include statements regarding the Company’s business strategy; potential growth opportunities; clinical development activities; the timing and results of Investigational New Drug application and Clinical Trial Authorisation submissions; the timing and results of preclinical studies and clinical trials; the nature and timing of potential regulatory approvals; and the likelihood of future commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Safe Harbor

Multi-product pipeline based on focused selection criteria Proven leadership team with significant experience Internal cGMP manufacturing provides core strategic advantage Targeting indications with limited or no treatment options Preliminary clinical data from lead programs expected end of 2017 Audentes Therapeutics A clinical-stage biotechnology company developing gene therapy products to treat serious, life-threatening rare diseases

Experienced and Passionate Team Audentes Therapeutics 117 employees based in the San Francisco Bay Area as of June 30, 2017 Matthew Patterson President and Chief Executive Officer Natalie Holles Senior VP and Chief Operating Officer Thomas Soloway Senior VP and Chief Financial Officer Suyash Prasad, M.D. Senior VP and Chief Medical Officer John Gray, Ph.D. Senior VP and Chief Scientific Officer Mary Newman Senior VP, Regulatory Affairs David Nagler Senior VP, Human Resources and Corporate Affairs

Robust Pipeline AT132 AT342 AT307 AT982 Applying world-class AAV science to monogenic diseases with high potential for transformative clinical benefits IndicationStage of DevelopmentCommercial RightsProof-of-ConceptIND EnablingPhase 1/2XLMTMCrigler-Najjar SyndromePompe DiseaseCASQ2-CPVT

Audentes Internal cGMP Manufacturing

Leadership Position in AAV Manufacturing



Advantages of internal cGMP manufacturing

- Superior control over timelines, cost and IP
- Enables rapid addition of new programs

Mammalian cell-based production platform

- Natural host for AAV
- Significant regulatory history with HEK293
- Industrial scale serum-free suspension culture system

Large-scale cGMP capacity

- 38,000 square feet in South San Francisco
- 2 x 500L scale ongoing to supply clinical trials
- In-house QC lab for critical release assays
- Additional capacity (~5,000L) possible in existing lease footprint

Commercial readiness

- Facility and process designed to meet global regulatory requirements and support commercialization
- Designed for seamless transition from IND enabling studies through commercial launch

AUDENTES
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AT132 X-linked myotubular myopathy

XLMTM A Fatal Disease with no Treatment Options Significant impairment of respiratory and neuromuscular function Estimated 50% mortality by 18 months Incidence: 1 in 50K newborn males AAV8 effectively penetrates skeletal muscle Muscle tissue is otherwise reasonably healthy and exhibits no dystrophic or inflammatory change MTM1 gene encodes myotubularin, an enzyme required for normal development and function of skeletal muscle Respiratory function measured by maximum inspiratory pressure (MIP) Neuromuscular function as measured by validated scales Muscle biopsy Hnia, Beggs, et al. J Clin Invest. 2011, Joshua Frase Foundation. McEntagart, 2002 Serious, life-threatening rare disease Target for AAV gene therapy Clear clinical measures Monogenic, well-understood biology

Normal (n=13) XLMTM (n=2) XLMTM+AT132 (n=3) 0 50 100 150 0 50 100 Percent survival Single injection of 2 x 1014 vg/kg AT132 in 3 week and 5 week old MTM1 KO mice M. K. Childers et al., Sci Transl Med, 2014; Buj-Bello, et al. Human Molecular Genetics, 2008; Note: vector dosing numbers have been adjusted from publication as a result of improvements in titration methodology Normal Mice + Placebo MTM + Placebo MTM + AT132 Prototype P ≤ 0.001 P ≤ 0.001 XLMTM Canine Model MTM1 KO Mouse Model Weeks of age Untreated MTM1 KO Mice + Placebo, n = 10 MTM1 KO + AT132 (5 weeks), n = 11 MTM1 KO + AT132 (3 weeks), n = 8 Normal Mice + Placebo, n = 10 Single injection of 2 x 1014 vg/kg AT132 A Single Treatment with AT132 Results In Dramatic Improvement & Survival in XLMTM Mouse and Dog Models P ≤ 0.001

*Dogs 3, 4 and 5, the three dogs treated in the proof-of-concept canine study, achieved a statistically significant improvement in survival. Treatment with AT132 Results in Dramatic Improvement and Survival in XLMTM Dogs

AT132 Clinical Development Program INCEPTUS Prospective Natural History Run-in Study in XLMTM Patients N≈16 Longitudinal baseline and within-patient control for ASPIRO Facilitates enrollment in and operational aspects of ASPIRO ASPIRO A Phase 1/2 Gene Therapy Study in XLMTM Patients N=12 Assessment of safety and tolerability and preliminary efficacy Focus on neuromuscular & respiratory measurements RECENSUS A Medical Chart Review of Patients with XLMTM N=112 Characterize aspects of the disease and medical management of XLMTM Identify potential outcome measures for ASPIRO Initial presentation Q1:17; Publication planned Q4:17 Preliminary data available from on-going study First patient dosed Q3:17; Prelim. data expected YE:17 Orphan Drug Designation received from FDA and EMA Rare Pediatric Disease and Fast Track designations granted

INCEPTUS: Key Findings Prospectively collected natural history data confirm poor clinical outcomes of children living with XLMTM (n=18) Key Findings Data High frequency of life- threatening events 89 Adverse Events, 23 Serious Adverse Events, 1 patient death Approximately 100 cumulative hospitalization days in patients with SAEs, primarily due to respiratory complications Severely impaired motor development and function CHOP-INTEND and MFM-20 functional scores well below normal No patient has achieved rolling, standing or walking milestones Highly compromised respiratory function Majority of patients require permanent 24/7 ventilation All patients score significantly below normal on key respiratory measures

CHOP-INTEND Scores All patients have severely impaired motor abilities and have missed all major gross motor milestones (rolling, standing, walking) Note: Interim data as of September 14, 2017 Age Range: 8 mos. to 4 yrs.

MFM-20 Scores All patients scoring well below normal on neuromuscular function Normal score in healthy children over 2 years of age Note: Interim data as of September 14, 2017 Age Range: 8 mos. to 4 yrs.

Ventilator Dependence Within the Previous 24 Hours Majority of patients require continuous (24/7) ventilator support Invasive Ventilation N=13/18 Non-Invasive Respiratory Support (Bi-PAP) N=5/18 Note: Interim data as of September 14, 2017

Respiratory Sprinting Test – Median Time Off Ventilator Most patients cannot tolerate more than 10 min off ventilator Note: Only patients on invasive ventilator support undergo a sprinting test Note: Interim data as of September 14, 2017

Maximum Inspiratory Pressures Respiratory strength of patients as measured by maximum inspiratory pressure is consistently well below normal levels Normal minimal pressures in healthy children Note: Interim data as of September 14, 2017

ASPIRO Phase 1/2 Clinical Study

Open-label, Ascending-Dose, Safety and Preliminary Efficacy Study

Inclusion Criteria

- Subject is male
- <5 yrs old, or enrolled in INCEPTUS
- Genetically confirmed XLMTM
- Requires ventilator support

Key Efficacy Assessments

Neuromuscular	Respiratory
• CHOP INTEND • MFM-20 • Bayley III • Muscle biopsy	• Ventilator use • Respiratory sprinting • Max Inspiratory Pressure (MIP)

Design

- N=12, roll-over from INCEPTUS
- 3 ascending-dose cohorts (3 active plus a delayed treatment concurrent control)
- Doses: $1x10^{14}$, $3x10^{14}$, $5x10^{14}$ vg/kg

AT132 Administration



Subjects from INCEPTUS
Weeks 1 – 4 Prednisolone
Weeks 5–9 Taper
Baseline
3 mos.
6 mos.
12 mos.
Extension study

Baseline	3 mos.	6 mos.	12 mos.
Assessments • Neuromuscular • Respiratory • Biopsy	Assessments • Neuromuscular • Respiratory	Assessments • Neuromuscular • Respiratory • Biopsy	Assessments • Neuromuscular • Respiratory • Biopsy

AUDENTES
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AT342 Crigler-Najjar syndrome

Crigler-Najjar Syndrome

A Rare Disease that Leads to Neurological Damage and Death

Serious, life-threatening rare disease

- Significant bilirubin accumulation that can lead to irreversible neurological damage and death
- Current treatments: > 12 hours/day of phototherapy, liver transplant
- Estimated incidence of 1 in 1 million newborns



Monogenic, well-understood biology

- UGT1A1 gene encodes enzyme required for bilirubin metabolism and excretion



Target for AAV gene therapy

- AAV8 effectively penetrates the liver
- In the majority of patients, liver tissue is otherwise healthy

Clear clinical measures

- Serum bilirubin
- Time on phototherapy

Bortolussi et. al, Human Gene Therapy, 2014; Orphanet.com

AUDENTES
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AT342 Rapidly Reduces Bilirubin Levels in Crigler-Najjar Mouse Model A single tail vein injection of AT342 in a knockout mouse model rapidly reduced and normalized bilirubin levels for the duration of the study Previously published study with AAV8-UGT1A1 in a knockout mouse shows durable effect out to 17 months Total Bilirubin Levels (mg/dL) Days 1.5 x 1010 vg/kg (n=5) 1.5 x 1011 vg/kg (n=5) 1.5 x 1012 vg/kg (n=5) 1.5 x 1013 vg/kg (n=5) Vehicle Control Bortolussi et. al, Human Gene Therapy

AT342 Development Program LUSTRO Prospective Natural History Run-in Study in Crigler-Najjar Patients (N=16 to 18) Longitudinal baseline and within-patient control for VALENS Facilitates enrollment in and operational aspects of VALENS VALENS A Phase 1/2 Gene Therapy Study in Crigler-Najjar Patients N=12 Assessment of safety and tolerability and preliminary efficacy Focus on serum bilirubin & phototherapy use Preliminary data available Q4:17 Plan to initiate VALENS Q4:17; Prelim. data expected YE:17 Orphan Drug Designation received from FDA and EMA

VALENS Phase 1/2 Clinical Study

Open-Label, Ascending-Dose, Safety & Preliminary Efficacy Study

Inclusion Criteria	Key Assessments	Design
• Genetically confirmed Crigler-Najjar • ≥ 1 year of age • Subject receives daily phototherapy for ≥6 hours within a 24 hour period	• Δ bilirubin from baseline (BL) to 12 wks. • Δ bilirubin from BL to 18 wks. • Δ phototherapy (PT) from BL to 18 wks. • Successful weaning from PT • Liver biopsy	• N=12, roll-over from LUSTRO • 3 ascending-dose cohorts (3 active plus a delayed treatment concurrent control) • Doses: 1.5×10^{12}, 6.0×10^{12}, 1.5×10^{13} vg/kg



AT342 Administration
Weeks 1 – 4
Prednisolone
Weeks 5–9
Taper
Subjects from LUSTRO
Weeks 1 – 12
Normal prescribed phototherapy dose
Weeks 13 – 17
Weaning
Baseline
Week 12
Week 18
Week 24
Extension study

Assessments (Baseline)
- Initial assessments
- Liver biopsy

Assessments (Week 12)
- Δ Bilirubin

Assessments (Week 18)
- Δ Bilirubin
- Δ Phototherapy

Assessments (Week 24)
- Liver biopsy

AUDENTES
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AT982 Pompe disease

Pompe Disease A Rare, Severe, Progressive Neuromuscular Disease Severe muscle weakness, respiratory failure, and in infants, increased cardiac mass and heart failure Spectrum of disease from severe (infantile/early-onset) to more attenuated (juvenile/late-onset) Estimated incidence of 1 in 40K Efficacy of ERT limited by poor cellular uptake, no neuronal exposure, and immune reaction to exogenous GAA Published animal Proof-of-Concept utilizing both muscle- and liver-directed AAV approaches Gene encodes lysosomal enzyme acid alpha-glucosidase (GAA), deficiency leads to accumulation of lysosomal glycogen Respiratory function by MIP Neuromuscular function as measured by validated scales Muscle biopsy Serious, life-threatening rare disease Target for AAV gene therapy Clear clinical measures Monogenic, well-understood biology Lipinksi, Shawn. Molecular Genetics and Metabolism, 2012; Lacana, et al., Amer. J. Medical Genetics, 2012; International Pompe Association, Pompe Community and United Pompe Foundation

AT982 Development Path to planned phase 1/2 clinical study Activity Overview and Achievements Preclinical studies Proof of concept established in murine model Comprehensive construct selection study ongoing - Muscle, neuronal and liver-directed vectors, AAV8 & AAV9 Functional, biochemical, immunological endpoints Regulatory Orphan Drug Designation granted by FDA and EMA IND planned H1:18 Chemistry, Mfg. & Controls (CMC) Leverages existing AT132 and AT342 process and methods Clinical supply manufacturing preparations underway Clinical development Phase 1/2 study planned H2:18

AT307 Catecholaminergic polymorphic ventricular tachycardia (CPVT)

CASQ2-CPVT

A Life-Threatening Inherited Arrhythmia



Serious, life-threatening rare disease

- Ventricular arrhythmias and sudden death in response to stress and/or exercise
- Prevalence estimated at > 6,000 in addressable markets with mortality of 30-50% by age 30

Monogenic, well-understood biology

- Autosomal recessive form (CASQ2) : gene encodes calsequestrin 2, essential for normal calcium homeostasis in cardiac myocytes

Target for AAV gene therapy

- AAV9 vector capsid effectively penetrates heart tissue
- Heart tissue is otherwise healthy

Clear clinical measures

- Electrocardiogram during exercise stress test
- Episodes of VT and/or syncope

Cerrone et al., Circulation Cardiovascular Genetics, 2012; Napolitano et al., Circulation, 2012; Priori et al. Europace, 2013; GeneReviews: http://www.ncbi.nlm.nih.gov/books/NBK1289/

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A single administration of an AT307 prototype achieved: Near normal levels of CASQ2 protein expression Reduction in pre-arrhythmic events and ventricular tachycardia to normal levels in both newborn and adult mice Denegri et al., Circulation, 2014 Newborn Mice P < 0.001 P < 0.001 P < 0.001 P < 0.001 P < 0.001 P < 0.05 Adult Mice P < 0.001 P < 0.05 AT307 Prototype Prevents VT in Newborn Mice and Reverses VT in Adult Mice

Financial Overview & Summary

Jun. 30, 2017 cash, equivalents & short-term investments: $145M Funded to achieve key value inflection milestones: XLMTM: Interim results from the ASPIRO study Crigler-Najjar: Interim results from the planned VALENS study Pompe disease: File IND, initiate Phase 1/2 study for systemic administration of AT982 CASQ2-CPVT: File IND and initiate Phase 1/2 study of AT307 Q1:17 (Unaudited) Q2:17 (Unaudited) R&D Expense $14.3M $18.8 G&A Expense $ 3.9M $4.1 Loss from Ops. $(18.2M) $(22.8) Financial Overview

Audentes Highlights Treating devastating diseases with high unmet medical need Potential for transformational disease impact Compelling Pipeline AAV Gene Therapy Leadership Team with significant rare disease and gene therapy expertise Robust internal research, analytical and large-scale cGMP manufacturing capabilities Catalysts Catalysts Preliminary AT132 clinical data planned Q4:17 Preliminary AT342 clinical data planned Q4:17 Plan to file AT307 IND year-end 2017 Plan to file AT982 systemic administration IND H1:18 US and EU Orphan Drug Designation for all programs Establish large-scale cGMP manufacturing AT132 first patient dosed AT342 IND active ✓ ❐ ✓ ❐ ✓ ❐ ✓ ❐ ❐ ❐ ❐ ❐

Audentes Corporate Overview September 27, 2017